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                                                                   EX.99.906CERT

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Safeco Resource Series Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: August 26, 2003

                                           /s/  Kevin A. Rowell
                                           ---------------------------------
                                           Kevin A. Rowell
                                           President
                                           Safeco Resource Series Trust

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


                                                                   EX.99.906CERT

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Safeco Resource Series Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


     Date: August 26, 2003

                                           /s/  David H. Longhurst
                                           ---------------------------------
                                           David H. Longhurst
                                           Treasurer
                                           Safeco Resource Series Trust

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.